Earnings per Share	12 Months Ended
Dec. 31, 2025
Earnings per share [abstract]
Earnings per Share
25.	Earnings per Share
The earnings per ordinary share were determined based on the net profit attributable to shareholders of the Group and weighted-average number of shares outstanding as follows:

In thousands of soles	2025	2024	2023
Net profit (loss) for the year attributable to owners of the Company	97,614	110,271	(253,921)
Number of shares	74,012,965	73,970,299	43,917,577
Weighted average number of ordinary shares at December 31 (Basic)	74,012,965	67,330,955	43,917,577
Weighted average number of ordinary shares at December 31 (Diluted)	74,203,227	67,500,074	43,917,577

Basic earnings per share	1.32	1.64	(5.78)

Diluted earnings per share	1.32	1.63	(5.78)

On March 21, 2024, the Company completed its initial public offering (the “IPO”) of 30,000,000 shares of our Series A common stock at a price to the public of US$ 12.00 per share and the Company sold 30,000,000 of such shares, which are included in the calculation.
As of December 31, 2025, 3,967 options were excluded from the diluted weighted-average number of ordinary shared calculation because their effect would have been anti-dilutive (3,261 options as of December 31, 2024). The average market value of the Company’s shares for the purpose of calculating the dilutive effect of share options was based on quoted market prices for the year during which the options were outstanding.

As of December 31, 2023, the earnings per ordinary share were determined based on the net profit attributable to owners of the Company and the weighted-average number of shares of class B outstanding. The Group did not have dilutive potential ordinary shares as of December 31, 2023.
There have been no other transactions involving common shares and investment shares between the reporting date and the date of the authorization of these consolidated financial statements.